UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2016

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-14962	04-3477276
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
BURLINGTON, MASSACHUSETTS 01803-4238
(Address of principal executive offices) (Zip Code)

(781) 270-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As reported in the Current Report on Form 8-K filed by CIRCOR International, Inc. ("CIRCOR" or the “Company”) on October 14, 2016 (the "Initial Form 8-K"), CIRCOR completed its acquisition of Downstream Holding, LLC, a Delaware limited liability company (“Downstream”), on October 13, 2016, pursuant to the Agreement and Plan of Merger by and among the Company, Downstream, Downstream Acquisition LLC, a Delaware limited liability company and wholly‑owned subsidiary of the Company, and Sun Downstream, LP, a Delaware limited partnership (the "Merger Agreement"). This Current Report on Form 8-K/A amends the Initial Form 8-K to include the financial statements and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, to include the exhibits under Item 9.01(d) of this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired
The audited consolidated financial statements of Downstream as of June 30, 2016 and for the year then ended are attached hereto as Exhibit 99.1 and incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma combined condensed financial information for CIRCOR and Downstream required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.2 and incorporated herein by reference.
(d) Exhibits
10.1 Agreement and Plan of Merger dated October 12, 2016 by and among the Company, Downstream, Downstream Acquisition LLC, and Sun Downstream LP, (filed as Exhibit 2.1 to our Current Report on Form 8-K filed on October 14, 2016 (File No. 0-18059) and incorporated herein by reference).
23.1 Consent of Crowe Horwath LLP
99.1 Audited consolidated financial statements of Downstream as of and for the year ended June 30, 2016.
99.2 Unaudited pro forma combined condensed consolidated financial information for CIRCOR and Downstream.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2016                 CIRCOR INTERNATIONAL, INC.

/s/ Rajeev Bhalla
By:     Rajeev Bhalla

Title:	Executive Vice President and Chief Financial Officer